UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                   1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

Item 5.02.  Departure of Directors or Principal Officers; Election
            of Directors; Appointment of Principal Officers.............   3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits..............................................   3

Signature...............................................................   4

Exhibit Index...........................................................   5

                        PIONEER NATURAL RESOURCES COMPANY


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On August 11, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that Frank A. Risch was appointed to the Company's board of directors as an independent Class I director. Mr. Risch was also appointed to the audit committee and the nominating and corporate governance committee of the board of directors. The appointments were effective August 10, 2005. There is no arrangement or understanding between Mr. Risch and any other persons pursuant to which Mr. Risch was selected as a director. There have been no transactions nor are there any currently proposed transactions to which the Company or any of its subsidiaries was or is to be a party that require disclosure under Rule 404(a) of Regulation S-K related to the appointment of Mr. Risch.

Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits

            99.1   News Release dated August 11, 2005.

                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date:  August 15, 2005          By:    /s/ Darin G. Holderness
                                     -------------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

   99.1(a)           News Release dated August 11, 2005.


------------------
(a) filed herewith